Events Occurring after the Reporting Period	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events occurring after the reporting period
35.
Events occurring after the reporting period

(a) Investment in an overseas entertainment company

In April 2024, a non-wholly owned subsidiary of the Company, entered into a definitive agreement to acquire 10% of the shares of an overseas entertainment company ("the investee") for a total consideration of either US$45 million in cash plus certain equity interest of an overseas business of the Company, or alternatively US$70 million in cash. Upon completion of the transaction, the Company will hold approximately 6.7% effective equity interest of the investee.